Exhibit 99.2

BANKFINANCIAL CORPORATION

FIRST QUARTER 2011

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform with the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period-end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2011	2010
PERFORMANCE MEASUREMENTS:	IQ	IVQ	IIIQ	IIQ	IQ

Return on assets (ratio of net income (loss) to average total assets) (1)	(0.20)%	(1.40)%	0.19%	(0.07)%	0.18%
Return on equity (ratio of net income (loss) to average equity) (1)	(1.23)	(8.41)	1.13	(0.44)	1.08
Net interest rate spread (1)	3.68	3.41	3.25	3.30	3.48
Net interest margin (1)	3.81	3.57	3.45	3.53	3.73
Efficiency ratio	95.52	104.71	89.65	84.81	86.42
Noninterest expense to average total assets (1)	3.71	4.00	3.35	3.14	3.25
Average interest-earning assets to average interest-bearing liabilities	122.64	123.30	122.26	122.10	122.57
Number of full service offices	20	18	18	18	18
Employees (full time equivalents)	385 (2)	328	327	338	352

	2011	2010
SUMMARY STATEMENT OF OPERATIONS:	IQ	IVQ	IIIQ	IIQ	IQ

Total interest income	$15,348	$15,448	$15,892	$16,451	$17,145
Total interest expense	1,996	2,442	3,138	3,677	3,929

Net interest income before provision	13,352	13,006	12,754	12,774	13,216
Provision for loan losses	2,424	8,148	419	2,665	851

Net interest income	10,928	4,858	12,335	10,109	12,365
Noninterest income	1,571	1,903	1,958	1,812	1,455
Noninterest expense	14,255	15,611	13,190	12,370	12,678

Income (loss) before income tax	(1,756)	(8,850)	1,103	(449)	1,142
Income tax expense (benefit)	(979)	(3,378)	366	(161)	426

Net income (loss)	$(777)	$(5,472)	$737	$(288)	$716

Basic earnings (loss) per common share	$(0.04)	$(0.28)	$0.04	$(0.01)	$0.04

Diluted earnings (loss) per common share	$(0.04)	$(0.28)	$0.04	$(0.01)	$0.04

	2011	2010
NONINTEREST INCOME AND EXPENSE:	IQ	IVQ	IIIQ	IIQ	IQ

Noninterest Income:
Deposit service charges and fees	$612	$679	$776	$792	$773
Other fee income	382	452	482	500	434
Insurance commissions and annuities income	169	227	234	179	135
Gain on sales of loans, net	19	184	202	68	47
Gain on sales of securities	—	—	—	31	—
Loss on disposition of premises and equipment	(10)	—	(2)	(17)	—
Loan servicing fees	132	137	143	154	170
Amortization and impairment of servicing assets	(54)	(64)	(90)	(78)	(243)
Earnings on bank owned life insurance	158	144	115	92	79
Other	163	144	98	91	60

Total noninterest income	$1,571	$1,903	$1,958	$1,812	$1,455

Noninterest Expense:
Compensation and benefits	$6,600	$5,993	$6,583	$6,552	$7,211
Office occupancy and equipment	1,868	1,247	1,723	1,609	1,801
Advertising and public relations	237	437	321	303	216
Information technology	948	958	893	961	921
Supplies, telephone, and postage	375	438	391	406	361
Amortization of intangibles	382	392	399	399	405
Nonperforming asset management	455	1,898	821	355	268
Loss (gain) on sales of other real estate owned	(52)	101	206	112	—
Operations of other real estate owned	505	2,683	348	388	134
FDIC insurance premiums	567	519	520	532	555
Acquisition expense	1,531	81	—	—	—
Other	839	864	985	753	806

Total noninterest expenses	$14,255	$15,611	$13,190	$12,370	$12,678

(1)	Annualized
(2)	Full time employee equivalents include 56 employees attributable to Downers Grove National Bank acquisition.

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2011	2010
	IQ	IVQ	IIIQ	IIQ	IQ
SUMMARY STATEMENT OF FINANCIAL CONDITION

ASSETS:
Cash and due from other financial institutions	$14,479	$18,097	$12,855	$13,618	$13,934
Interest-bearing deposits in other financial institutions	109,776	202,713	248,857	205,666	161,897
Securities, at fair value	121,154	120,747	78,272	84,688	94,447
Loans held-for-sale	—	2,716	3,051	212	—
Loans receivable, net	1,302,313	1,050,766	1,098,505	1,123,949	1,152,385
Other real estate owned and other real estate owned in process	22,713	14,622	11,158	8,929	6,882
Stock in Federal Home Loan Bank, at cost	16,346	15,598	15,598	15,598	15,598
Premises and equipment, net	37,650	32,495	32,934	33,575	34,305
Intangible assets	27,544	25,266	25,658	26,057	26,456
Bank owned life insurance	20,739	20,581	20,437	20,322	20,230
FDIC prepaid expense	5,158	4,845	5,315	5,785	6,268
Income tax receivable	2,523	1,749	515	9,057	9,108
Deferred taxes, net	13,112	9,333	6,726	6,735	6,160
Other assets	11,724	11,127	10,539	11,448	10,984

Total assets	$1,705,231	$1,530,655	$1,570,420	$1,565,639	$1,558,654

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Deposits	$1,421,564	$1,235,377	$1,260,694	$1,253,259	$1,231,971
Borrowings	15,488	23,749	29,275	35,566	48,092
Other liabilities	17,467	18,244	20,906	17,417	14,882

Total liabilities	1,454,519	1,277,370	1,310,875	1,306,242	1,294,945
Stockholders’ equity	250,712	253,285	259,545	259,397	263,709

Total liabilities and stockholders’ equity	$1,705,231	$1,530,655	$1,570,420	$1,565,639	$1,558,654

	2011	2010
DEPOSITS:	IQ	IVQ	IIIQ	IIQ	IQ

Non-interest-bearing demand	$141,322	$112,549	$99,648	$103,602	$101,284
Savings deposits	143,865	98,894	97,757	97,907	99,107
Money market accounts	356,352	341,048	357,557	357,078	336,089
Interest-bearing NOW accounts	328,493	302,812	296,537	294,157	290,929
Certificates of deposit – Retail	451,433	379,975	405,999	390,635	390,587
Certificates of deposit – Wholesale	99	99	3,196	9,880	13,975

Total certificates of deposit	451,532	380,074	409,195	400,515	404,562

Total deposits	$1,421,564	$1,235,377	$1,260,694	$1,253,259	$1,231,971

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2011		2010
LOANS:	IQ		IVQ	IIIQ	IIQ	IQ

One-to-four family residential real estate loans	$300,349		$256,300	$267,800	$276,440	$283,556
Multi-family mortgage loans	443,802		296,916	306,509	305,519	308,268
Nonresidential real estate loans	326,389		281,987	293,197	306,993	307,816
Construction and land loans	29,643		18,398	17,583	18,477	26,186
Commercial loans	75,137		64,679	74,621	72,716	70,420
Commercial leases	144,923		151,107	154,254	158,990	169,633
Consumer loans	3,383		2,182	2,484	2,263	2,394

Total loans	1,323,626		1,071,569	1,116,448	1,141,398	1,168,273
Net deferred loan origination costs	1,191		1,377	1,474	1,520	1,628
Allowance for loan losses	(22,504)		(22,180)	(19,417)	(18,969)	(17,516)

Loans, net	$1,302,313	(2)	$1,050,766	$1,098,505	$1,123,949	$1,152,385

	2011		2010
CREDIT QUALITY RATIOS:	IQ		IVQ	IIIQ	IIQ	IQ
Nonperforming Assets:

Nonaccrual loans:
One-to-four family residential real estate loans	$10,649		$10,059	$9,180	$10,788	$9,064
Multi-family mortgage loans	13,163		13,228	18,287	16,405	13,033
Nonresidential real estate loans	12,830		12,428	9,858	9,511	10,810
Construction and land loans	5,331		6,139	6,139	6,948	6,948
Commercial loans	3,765		3,766	4,715	4,508	4,110
Commercial leases	72		72	72	—	—
Consumer loans	—		3	3	3	—

Nonaccrual loans	45,810		45,695	48,254	48,163	43,965

Other real estate owned: and other real estate owned in process:
One-to-four family residential real estate	3,210		3,015	3,676	1,579	1,254
Multi-family real estate	2,794		2,486	2,033	2,649	1,958
Nonresidential real estate	9,117		7,376	3,163	3,118	2,056
Land	7,592		1,745	2,286	1,583	1,614

Other real estate owned and other real estate owned in process:	22,713		14,622	11,158	8,929	6,882

Less – Acquired other real estate owned	(7,542)		—	—	—	—

Other real estate owned, net of acquisition	15,171		14,622	11,158	8,929	6,882

Nonperforming assets	$60,981		$60,317	$59,412	$57,092	$50,847

Asset Quality Ratios:
Nonperforming assets to total assets	3.46	%(3)	3.94%	3.78%	3.65%	3.26%
Nonaccrual loans to total loans	3.58	(3)	4.26	4.32	4.22	3.76
Allowance for loan losses to nonaccrual loans	49.12		48.54	40.24	39.39	39.84
Allowance for loan losses to total loans	1.70		2.07	1.74	1.66	1.50
Net charge-off ratio (1)	0.75		1.96	(0.01)	0.42	0.66

(1)	Annualized
(2)	Loans, net includes $12.0 million of purchased impaired loans.
(3)	Asset quality ratios exclude purchased impaired loans and acquired other real estate owned.

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2011	2010
ALLOWANCE FOR LOAN LOSSES:	IQ	IVQ	IIIQ	IIQ	IQ

Beginning balance	$22,180	$19,417	$18,969	$17,516	$18,622
Provision for loan losses	2,424	8,148	419	2,665	851
Charge offs:
One-to-four family residential real estate loans	(1,628)	(225)	(465)	(340)	(1,262)
Multi-family mortgage loans	(237)	(1,838)	(79)	(290)	(178)
Nonresidential real estate loans	—	(2,466)	(23)	(406)	(2)
Construction and land loans	(378)	—	—	—	(525)
Commercial loans	—	(975)	—	(199)	—
Commercial leases	—	—	—	—	—
Consumer loans	(16)	—	(3)	(6)	(7)

	(2,259)	(5,504)	(570)	(1,241)	(1,974)

Recoveries
One-to-four family residential real estate loans	2	59	2	7	1
Multi-family mortgage loans	89	—	1	2	—
Nonresidential real estate loans	58	1	596	20	16
Construction and land loans	—	58	—	—	—
Commercial loans	10	1	—	—	—
Commercial leases	—	—	—	—	—
Consumer loans	—	—	—	—	—

	159	119	599	29	17

Ending balance	$22,504	$22,180	$19,417	$18,969	$17,516

	2011	2010
SELECTED AVERAGE BALANCES:	IQ	IVQ	IIIQ	IIQ	IQ

Total average assets	$1,537,726	$1,559,424	$1,576,186	$1,574,013	$1,559,221
Total average interest-earning assets	1,419,673	1,446,151	1,468,442	1,452,835	1,437,236
Average loans	1,118,256	1,099,919	1,116,574	1,153,960	1,194,313
Average securities	118,913	80,837	78,751	88,017	96,778
Average stock in FHLB	15,711	15,598	15,598	15,598	15,598
Average other interest-earning assets	166,793	249,797	257,519	195,260	130,547
Total average interest-bearing liabilities	1,157,615	1,172,904	1,201,045	1,189,847	1,172,612
Average interest-bearing deposits	1,139,696	1,146,141	1,170,022	1,146,869	1,122,434
Average borrowings	17,919	26,763	31,023	42,978	50,178
Average stockholders’ equity	253,420	260,192	260,073	264,043	264,739

	2011	2010
SELECTED YIELDS AND COST OF FUNDS (1):	IQ	IVQ	IIIQ	IIQ	IQ

Total average interest-earning assets	4.38%	4.24%	4.29%	4.54%	4.84%
Average loans	5.23	5.24	5.30	5.36	5.45
Average securities	2.80	3.73	4.08	4.15	4.22
Average other interest-earning assets	0.27	0.25	0.25	0.25	0.25

Total average interest-bearing liabilities	0.70	0.83	1.04	1.24	1.36
Average interest-bearing deposits	0.68	0.80	1.00	1.20	1.31
Average borrowings	2.17	1.94	2.29	2.27	2.42

Net interest rate spread	3.68	3.41	3.25	3.30	3.48
Net interest margin	3.81	3.57	3.45	3.53	3.73

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2011	2010
CAPITAL RATIOS:	IQ	IVQ	IIIQ	IIQ	IQ

BankFinancial Corporation:
Equity to total assets (end of period)	14.70%	16.55%	16.53%	16.57%	16.92%
Tangible equity to tangible total assets (end of period)	12.98	14.74	15.01	15.15	15.40

Risk-based total capital ratio	17.03	21.51	21.71	21.44	21.10
Risk-based tier 1 capital ratio	16.06	20.33	20.54	20.31	20.00
Tier 1 leverage ratio	13.00	14.73	15.01	15.16	15.41

BankFinancial FSB:
Risk-based total capital ratio	14.63	18.38	18.56	18.06	17.41
Risk-based tier 1 capital ratio	13.65	17.20	17.39	16.94	16.32
Tier 1 leverage ratio	11.05	12.48	12.70	12.74	12.67

	2011	2010
COMMON STOCK AND DIVIDENDS:	IQ	IVQ	IIIQ	IIQ	IQ

Stock Prices:
Close	$9.19	$9.75	$9.17	$8.31	$9.17
High	10.10	9.90	9.38	9.99	10.16
Low	8.42	9.06	8.12	8.28	9.01

Book value per share	$11.90	$12.02	$12.32	$12.32	$12.31
Tangible book value per share	$10.59	$10.82	$11.11	$11.08	$11.08

Cash dividends declared and paid on common stock	$0.07	$0.07	$0.07	$0.07	$0.07

Stock repurchases	$—	$—	$—	$3,124	$—
Stock repurchases – shares	—	—	—	356,411	—

	2011	2010
EARNINGS PER SHARE COMPUTATIONS:	IQ	IVQ	IIIQ	IIQ	IQ

Net income (loss)	$(777)	$(5,472)	$737	$(288)	$716

Average common shares outstanding	21,072,966	21,062,368	21,059,966	21,301,212	21,416,377
Less: Unearned ESOP shares	(1,374,576)	(1,399,056)	(1,423,724)	(1,457,047)	(1,488,018)
Unvested restricted stock shares	(8,667)	(89,131)	(106,850)	(106,850)	(108,650)

Weighted average common shares outstanding	19,689,723	19,574,181	19,529,392	19,737,315	19,819,709
Plus: Dilutive common shares equivalents	—	—	57,542	—	—

Weighted average dilutive common shares outstanding	19,689,723	19,574,181	19,586,934	19,737,315	19,819,709

Number of anti-dilutive stock options excluded from the diluted earnings per share calculation	2,287,553	2,287,553	2,298,603	2,320,803	2,322,603
Weighted average exercise price of anti-dilutive options	$16.52	$16.52	$16.51	$16.51	$16.51

Basic earnings (loss) per common share	$(0.04)	$(0.28)	$0.04	$(0.01)	$0.04

Diluted earnings (loss) per common share	$(0.04)	$(0.28)	$0.04	$(0.01)	$0.04

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non-GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. The Company believes that the use of the non-GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non-GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non-GAAP financial measures may differ from similar non-GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.

These measures include core return on assets, core return on equity, core dilutive earnings (loss) per share, core operating expense to average total assets, and core efficiency ratio. Management also believes that by excluding equity-based compensation expense, the amortization of intangibles expenses and acquisition expenses from other noninterest income and expense, these ratios and earnings (loss) per share better reflect our core operating performance.

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

(Dollars in thousands; except per share) – (Unaudited)

FOR THE QUARTERS ENDED MARCH 31, 2011 AND 2010

	Three months ended March 31,
	2011	2010
Core operating income: (loss)
Net (income) loss	$(777)	$716

Adjustments:
Equity-based compensation	140	632
Amortization of intangibles	382	405
Acquisition expenses	1,531	—
Tax effect on adjustments assuming 39.745% tax rate	(816)	(412)

Core operating income	$460	$1,341

Return on assets (ratio of net income (loss) to average total assets) (1)	(0.20)%	0.18%
Core return on assets (ratio of core operating income to average total assets) (1)	0.12%	0.34%

Return on equity (ratio of net income (loss) to average equity) (1)	(1.23)%	1.08%
Core return on equity (ratio of core operating income to average equity)(1)	0.73%	2.03%

Diluted earnings (loss) per common share	$(0.04)	$0.04
Core dilutive earnings per common share	$0.02	$0.07

Core operating expenses:
Noninterest expenses	$14,255	$12,678
Adjustments:
Equity-based compensation	(140)	(632)
Amortization of intangibles	(382)	(405)
Acquisition expenses	(1,531)	—

Core operating expenses	$12,202	$11,641

Noninterest expense to average total assets (1)	3.71%	3.25%
Core operating expense to average total assets (1)	3.17%	2.99%

Efficiency ratio (ratio of noninterest expense to net interest income plus noninterest income)	95.52%	86.42%
Core efficiency ratio (ratio of core operating expense to net interest income plus core noninterest income)	81.77%	79.35%

(1)	Annualized for the three-month periods.

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

(Dollars in thousands; except per share) – (Unaudited)

FOR THE LATEST FIVE QUARTERS

	2011	2010
	IQ	IVQ	IIIQ	IIQ	IQ
Core operating income (loss)
Net income (loss)	$(777)	$(5,472)	$737	$(288)	$716
Adjustments:
Equity-based compensation	140	735	688	595	632
Amortization of intangibles	382	392	399	399	405
Acquisition expenses	1,531	81	—	—	—
Tax effect on adjustments assuming 39.745% tax rate	(816)	(480)	(432)	(395)	(412)

Core operating income (loss)	$460	$(4,744)	$1,392	$311	$1,341

Return on assets (ratio of net income (loss) to average total assets) (1)	(0.20)%	(1.41)%	0.19%	(0.07)%	0.18%
Core return on assets (ratio of core operating income (loss) to average total assets) (1)	0.12%	(1.22)%	0.35%	0.08%	0.34%

Return on equity (ratio of net income (loss) to average equity)(1)	(1.23)%	(8.41)%	1.13%	(0.44)%	1.08%
Core return on equity (ratio of core operating income (loss) to average equity) (1)	0.73%	(7.29)%	2.14%	0.47%	2.03%

Diluted earnings (loss) per common share	$(0.04)	$(0.28)	$0.04	$(0.01)	$0.04
Core diluted earnings (loss) per common share	$0.02	$(0.24)	$0.07	$0.02	$0.07

Core operating expense:
Noninterest expense	$14,255	$15,611	$13,190	$12,370	$12,678
Adjustments:
Equity-based compensation	(140)	(735)	(688)	(595)	(632)
Amortization of intangibles	(382)	(392)	(399)	(399)	(405)
Acquisition costs	(1,531)	(81)	—	—	—

Core operating expense	$12,202	$14,403	$12,103	$11,376	$11,641

Noninterest expense to average total assets (1)	3.71%	4.00%	3.35%	3.14%	3.25%
Core operating expense to average total assets (1)	3.17%	3.69%	3.07%	2.89%	2.99%

Efficiency ratio (ratio of noninterest expense to net interest income plus noninterest income)	95.52%	104.71%	89.65%	84.81%	86.42%
Core efficiency ratio (ratio of core operating expense to net interest income plus core noninterest income)	81.77%	96.61%	82.27%	77.99%	79.35%

(1)	Annualized for the three-month periods.